OPPENHEIMER REAL ASSET FUND
                     Supplement dated March 12, 1999 to the
                       Prospectus dated November 30, 1998


The Prospectus is changed as follows:

1. The phrase "to the 26 commodities" in the first sentence of the fifth paragraph under "Investment Objects and Policies" on page 8 is deleted and replaced by the phrase "among the individual commodities."

2. The word "can" is deleted from the second sentence of the last paragraph on page 15 and replaced by the word "will."

3. The phrase "26 commodities" in the last sentence of the last paragraph under "Performance of the Fund" on page 23 is deleted and replaced by the phrase "various commodities."

4. The first sentence of the first paragraph under "Dividends, Capital Gains and Taxes" on page 45 is deleted and replaced by the following sentence:
       "The Fund declares dividends separately for each class of shares from net investment income, if any, quarterly and intends to pay dividends to shareholders quarterly, on a date selected by the Board of Trustees."















March 12, 1999                                              PSO735.007